UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 26, 2003

CTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

905 West Boulevard North, Elkhart, IN	46514
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 574-293-7511

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Items.

On August 26, 2003, CTS Corporation (the"Company") filed a prospectus supplement with the Securities and Exchange Commission relating to the sale of 1,000,000 shares of its Common Stock to an institutional investor pursuant to a previously filed shelf registration statement on Form S-3 (Reg. No. 333-90697). In connection therewith, the opinion of counsel is filed herewith and is attached as an exhibit.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.	Financial Statements Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits.

The following exhibit is filed with this report:

Exhibit No. Exhibit Description
5.1 Opinion of Richard G. Cutter, Esq., Vice Preisdent, Secretary and General Counsel of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS Corporation

/s/ Richard G. Cutter

By: Richard G. Cutter Vice President, Secretary and General Counsel

Date: August 26, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5.1	Opinion of Richard G. Cutter, Esq., Vice President, Secretary and General Counsel of the Company

3